SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant                     [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[  ]     Preliminary Proxy Statement

[  ]     Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[  ]     Definitive additional Materials

[  ]     Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                     BIRNER DENTAL MANAGEMENT SERVICES, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

     -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[  ]     Fee paid previously with preliminary materials.

[  ]     Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                     BIRNER DENTAL MANAGEMENT SERVICES, INC.
                       3801 EAST FLORIDA AVENUE, SUITE 508

                             DENVER, COLORADO 80210

                                                                     May 7, 2004


TO THE SHAREHOLDERS OF BIRNER
DENTAL MANAGEMENT SERVICES, INC.:

You are cordially invited to attend the 2004 Annual Meeting of Shareholders (the "Meeting") of Birner Dental Management Services, Inc. (the "Company"), to be held on Tuesday, June 8, 2004, at 10:00 a.m., Mountain Time, at the Company's offices, 3801 East Florida Avenue, Suite 508, Denver, Colorado 80210.

Please read the enclosed Annual Report to Shareholders on Form 10-K and Proxy Statement for the Meeting. Whether or not you plan to attend the Meeting, please sign, date and return the proxy card in the enclosed envelope to Computershare Trust Company, Inc. as soon as possible so that your vote will be recorded. If you attend the Meeting, you may withdraw your proxy and vote your shares in person.

Very truly yours,

BIRNER DENTAL MANAGEMENT SERVICES, INC.



By:      /s/ Frederic W. J. Birner
         -----------------------------
         Name:    Frederic W.J. Birner
         Title:   Chairman of the Board and Chief Executive Officer

                     BIRNER DENTAL MANAGEMENT SERVICES, INC.
                       3801 EAST FLORIDA AVENUE, SUITE 508
                             DENVER, COLORADO 80210

                           ---------------------------

                           NOTICE OF ANNUAL MEETING OF
                                  SHAREHOLDERS
                             TO BE HELD JUNE 8, 2004

                           ---------------------------


TO OUR SHAREHOLDERS:

The 2004 Annual Meeting of Shareholders (the "Meeting") of Birner Dental Management Services, Inc., a Colorado corporation (the "Company"), will be held on Tuesday, June 8, 2004, at 10:00 a.m., Mountain Time, at the Company's offices, 3801 East Florida Avenue, Suite 508, Denver, Colorado 80210, for the following purposes:

(1) to elect two Class I directors to serve for a term of three years or until their successors are duly elected and qualified;

(2) to approve an amendment to the 1995 Employee Stock Option Plan (the "Plan") to increase the number of shares of the Company's Common Stock available under the Plan by 150,000 shares;

(3) to consider such other matters as may properly come before the Meeting and at any and all adjournments thereof.

As fixed by the Board of Directors, only shareholders of record at the close of business on April 12, 2004 are entitled to notice of and to vote at the Meeting.

                       BY ORDER OF THE BOARD OF DIRECTORS

                       /s/ Dennis N. Genty
                       ----------------------
                       Name: Dennis N. Genty
                       Title:   Chief Financial Officer, Secretary and Treasurer

Denver, Colorado
May 7, 2004

A PROXY CARD IS ENCLOSED. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. TO ASSURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE PREPAID, ADDRESSED ENVELOPE TO COMPUTERSHARE TRUST COMPANY, INC. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                     BIRNER DENTAL MANAGEMENT SERVICES, INC.
                       3801 EAST FLORIDA AVENUE, SUITE 508
                             DENVER, COLORADO 80210


                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                             To be held June 8, 2004

                           ---------------------------


                               GENERAL INFORMATION

The enclosed proxy is solicited by and on behalf of the Board of Directors of Birner Dental Management Services, Inc., a Colorado corporation (the "Company"), for use at the Company's 2004 Annual Meeting of Shareholders (the "Meeting") to be held at 10:00 a.m., Mountain Time, on Tuesday, June 8, 2004, at the Company's offices, 3801 East Florida Avenue, Suite 508, Denver, Colorado 80210, and at any and all adjournments thereof. This Proxy Statement and the accompanying form of proxy are first being mailed or given to the shareholders of the Company on or about May 7, 2004.

The Company's Annual Report on Form 10-K (the "Annual Report"), which includes audited financial statements for the fiscal year ended December 31, 2003, is being mailed to shareholders of the Company simultaneously with this Proxy Statement.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

All voting rights are vested exclusively in the holders of the Company's Common Stock, without par value. Each share of the Company's Common Stock is entitled to one vote. Cumulative voting in the election of directors is not permitted. Holders of a majority of shares entitled to vote at the Meeting, when present in person or by proxy, constitute a quorum. On April 12, 2004, the record date for shareholders entitled to vote at the Meeting, 1,185,260 shares of the Company's Common Stock, without par value, were issued and outstanding.

Proxies in the enclosed form will be effective if properly executed and returned prior to the Meeting in the enclosed envelope to Computershare Trust Company, Inc., Proxy Department, P.O. Box 1596, Denver, Colorado 80201-1596. The Common Stock represented by each effective proxy will be voted at the Meeting in accordance with the instructions on the proxy. If no instructions are indicated on a proxy, all Common Stock represented by such proxy will be voted FOR election of the nominees named in the proxy as Class I directors and, FOR the amendment to the 1995 Employee Stock Option Plan (the "Plan") to increase the number of shares of the Company's Common Stock available under the Plan by 150,000 shares, and, as to any other matters of business which properly come before the Meeting, by the named proxies at their discretion.

Any shareholder signing and mailing the enclosed proxy may revoke it at any time before it is voted by giving written notice of the revocation to the Company, by voting in person at the Meeting or by filing at the Meeting a later executed proxy.

When a quorum is present, in the election of directors, the nominees having the highest number of votes cast in favor of their election will be elected to the Company's Board of Directors. With respect to the approval to increase the number of shares available under the 1995 Employee Stock Option Plan by 150,000 shares or any other matter that may properly come before the Meeting, unless a greater number of votes are required by law or by the Company's Amended and Restated Articles of Incorporation, a matter will be approved by the shareholders by the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

Abstentions, broker non-votes (i.e., shares held by brokers or nominees as to which the broker or nominee indicates on a proxy that it does not have discretionary authority to vote) and any other shares not voted will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of the election of Class I directors, the approval to increase the number of shares of our Common Stock available under our 1995 Employee Stock Option Plan by 150,000 shares, or of any other matter which properly may come before the Meeting, abstentions, broker non-votes and any other shares not voted will not be considered as votes cast. Thus, abstentions, broker non-votes and any other shares not voted will have no impact in the election of Class I directors, the approval to increase the number of shares of our Common Stock available under our 1995 Employee Stock Option Plan by 150,000 shares, or any other matter which properly may come before the Meeting so long as a quorum is present.

The Company will pay the cost of soliciting proxies in the accompanying form. The Company has retained the services of Computershare Trust Company, Inc. to assist in distributing proxy materials to brokerage houses, banks, custodians and other nominee holders. The estimated cost of such services is approximately $1,400 plus out-of-pocket expenses. Although there are no formal agreements to do so, proxies may be solicited by officers and other regular employees of the Company by telephone or by personal interview for which employees will not receive additional compensation. Arrangements also may be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of the shares held of record by such persons, and the Company may reimburse such persons for reasonable out-of-pocket expenses incurred by them in so doing.

                   Proposal one: ELECTION OF class I DIRECTORS

General

The Company's Amended and Restated Articles of Incorporation provide for the classification of the Company's Board of Directors. The Board of Directors is divided into three classes. One class stands for re-election at each annual meeting of shareholders. The Board of Directors has set the size of the Board at six members. The Board of Directors currently is classified into two Class I directors whose terms will expire upon the election and qualification of directors at the annual meeting of shareholders held in 2004 (James M. Ciccarelli and Paul E. Valuck, D.D.S.), two Class II directors whose terms will expire upon the election and qualification of directors at the annual meeting of shareholders held in 2005 (Dennis N. Genty and Brooks G. O'Neil) and two Class III directors whose terms will expire upon the election and qualification of directors at the annual meeting of shareholders held in 2006 (Frederic W.J. Birner and Mark A. Birner, D.D.S). At each annual meeting of shareholders, directors will be elected by the shareholders of the Company for a full term of three years to succeed those directors whose terms are expiring. The powers and responsibilities of each class of directors are identical. All directors shall serve until their successors are duly elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Mr. O'Neil was appointed to the Board of Directors on January 23, 2003 and has not yet been approved by shareholders. The Company is currently seeking an additional independent board member to add to the Company's Board of Directors. The Company's nomination procedures require that the independent directors of the Company screen and, then by majority vote, recommend to the entire Board of Directors a nominee for appointment to the Company's Board of Directors.

Proxies cannot be voted for a greater number of persons than the number of nominees named therein. Unless authority to vote is withheld, the persons named in the enclosed form of proxy will vote the shares represented by such proxy FOR the election of the nominees for director named below. If, at the time of the Meeting, the nominees shall have become unavailable for any reason for election as a director, the persons entitled to vote the proxy will vote for such substitute nominee, if any, as they determine in their discretion. If elected, the nominees will hold office until the year 2007 annual meeting of shareholders or until their successors are elected and qualified.

Class I Director Nominees

The Board of Directors unanimously recommends that the shareholders vote FOR election of the following nominees as Class I directors of the Company.

              Name                    Age           Director Since
      ---------------------           ---           --------------
      James M. Ciccarelli             51                 1996
      Paul E. Valuck, D.D.S.          47                 2001


Continuing Directors

The persons named below will continue to serve as directors of the Company until the annual meeting of shareholders in the year indicated below and until their successors are elected and take office. Shareholders are not voting on the election of the Class II and Class III directors. The following table shows the names, ages and positions of each continuing director.

      Class II - Term Expires in 2005

              Name                    Age           Director Since
      ---------------------           ---           --------------
      Dennis N. Genty                 46                  1995
      Brooks G. O'Neil                47                  2003


      Class III - Term Expires in 2006

              Name                    Age           Director Since
      ---------------------           ---           --------------
     Frederic W.J. Birner             46                  1995
     Mark A. Birner, D.D.S.           44                  1995


  Directors' Meetings and Committees

The entire Board of Directors met nine times during the year ended December 31, 2003, including five actions by unanimous consent. Each incumbent director attended 100% of the board meetings except for Mr. Brooks G. O'Neil who attended eight meetings. The Audit Committee is comprised of outside directors and the full Board of Directors acts as the Company's Compensation Committee.

Audit Committee

The Audit Committee has as its primary responsibilities the sole responsibility to appoint or replace the independent public auditor to audit the annual financial statements of the Company as well as monitoring: (1) the Company's financial reporting process generally, (2) the integrity of the financial statements of the Company, (3) the independent auditor's qualifications and independence, (4) the performance of the Company's internal audit function and independent auditors, and (5) the compliance by the company with legal and regulatory requirements. The Audit Committee is comprised of outside directors. The current members of the Audit Committee are James M. Ciccarelli (Chairman), Brooks G. O'Neil and Paul E. Valuck, D.D.S. The Board of Directors has reviewed Rule 4200(a)(14) of the National Association of Securities Dealers and has determined that Messrs. Ciccarelli, O'Neil and Valuck are independent directors as defined in that Rule. The Board has determined that Mr. O'Neil has accounting and related financial management expertise and is qualified as an audit committee financial expert within the meaning of SEC regulations. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as Appendix A to the Company's 2004 Proxy Statement. The Audit Committee met one time in 2003 at which all members were present.

Compensation Committee

Currently, the full Board of Directors is acting as the Compensation Committee. The Compensation Committee determines officers' salaries and bonuses and administers the grant of stock options and other awards pursuant to the Birner Dental Management Services, Inc. 1995 Employee Plan (the "Employee Plan") and the Birner Dental Management Services, Inc. 1995 Stock Option Plan for Managed Dental Centers. Compensation for the Chief Executive Officer and the other executive officers is determined by a majority of the independent directors of the Board of Directors. The Compensation Committee met five times in 2003 at which all members were present.

Audit Committee Report 1

The audit committee has reviewed and discussed the audited financial statements of the Company with management and has discussed with Hein & Associates LLP ("Hein"), the Company's independent auditor, the matters required to be discussed under Statements on Auditing Standards No. 61 ("SAS 61"). In addition, the audit committee has received from Hein the written disclosures and the letter required to be delivered by Hein under Independence Standards Board Standard No. 1 ("ISB Standard No. 1") addressing all relationships between the independent auditor and the Company that might bear on their independence. The audit committee has reviewed the materials to be received from Hein and has met with representatives of Hein to discuss the independence of their firm.

In connection with the new standards for independence of the Company's independent auditor promulgated by the Securities and Exchange Commission, the audit committee has reviewed the non-audit services currently provided by the Company's independent auditor and has considered whether the provision of such services is compatible with maintaining the independence of the Company's independent auditor.

The Audit Committee discussed with the Company's independent auditors the overall scope and plan for their audit. The Audit Committee also discussed with the independent auditors the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reports.

----------------
1 This Section is not soliciting material, is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Based on the audit committee's review of the financial statements, its discussion with Hein regarding SAS 61, and the written materials provided by Hein under ISB Standard No. 1 and the related discussion with Hein of their independence, the audit committee has recommended to the Board of Directors that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.

                                                  THE AUDIT COMMITTEE
                                                  James M. Ciccarelli (Chairman)
                                                  Brooks G. O'Neil
                                                  Paul E. Valuck D.D.S.


           PROPOSAL TWO: INCREASE SHARES AVAILABLE UNDER 1995 EMPLOYEE
                                STOCK OPTION PLAN

Amendment

The Board of Directors has determined that, in order to be able to provide additional incentive to the Company's management and selected employees, it is in the best interests of shareholders that the number of shares of Common Stock which the Company is currently authorized to issue pursuant to the exercise of options granted under the 1995 Employee Stock Option Plan (the "Plan") be increased by 150,000 shares.

The purpose of the amendment is to ensure that the Company has a sufficient number of shares reserved under the Plan to accomplish the Plan's objective of affording selected employees, directors and consultants of the Company who are responsible for the conduct and management of its business or who are involved in endeavors significant to its success. The Company believes that rewarding individuals in this fashion creates an increased interest in, and a greater concern for, its success on the part of the individuals. Past results have proven that options have helped to attract and retain key employees and independent directors. Currently, there are approximately 5,000 shares available for future grants under the Plan. If the amendment to the Plan is approved, there will be approximately 155,000 shares available for future grants under the Plan. The shares available, if approved, would be used for future hires or acquisitions, key employees, independent directors and executive management. The Company believes that the increased shares in the Plan should cover anticipated option grants for the next 24 months.

The Company is currently authorized to issue up to 329,250 shares of Common Stock under the Plan. As of April 2, 2004, options have been exercised to purchase 119,576 shares, options to purchase up to 204,665 shares of Common Stock were outstanding and 5,009 shares remain available for future grants under the Plan.

Pursuant to unanimous written consent dated April 26, 2004, the Board of Directors of the Company adopted an amendment to the Plan, subject to the approval of the shareholders of the Company, which increases by 150,000, from 329,250 to 479,250, the number of shares of Common Stock authorized under the Plan.

General

The Plan was adopted by the Board of Directors effective as of October 30, 1995, and was amended as of April 26, 2004. The Plan has been ratified and approved by the Company's shareholders. The following is a summary of the material features of the Plan.

The Plan provides for the grant of incentive stock options, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), to employees (including officers and employee-directors) and non-statutory stock options to employees, directors and consultants. The Company's Board of Directors or a committee appointed by and serving at the pleasure of the Board, consisting of not less than two directors, administers the Plan. The Board or committee, whichever is appointed to administer the Plan, is called the "Committee." The Committee determines recipients and types of options to be granted, including the exercise price, the number of shares, the grant dates, and the exercisability thereof.

Shares Available for Issuance

Approximately 155,000 shares of Common Stock after the amendment, and approximately 5,000 shares of the Company's Common Stock prior to the amendment, are currently available for the granting of options under the Plan. In addition, options to purchase up to 204,665 shares of common stock are outstanding for which shares of the Company's Common Stock are currently available under the Plan. The number of shares available under the Plan, the number of shares subject to outstanding options, and the exercise price per share of such options are subject to adjustment on account of stock dividends, stock splits, mergers, consolidations, recapitalizations, combinations or exchanges of stock, or other similar occurrences effecting a change in the outstanding shares without the receipt of additional consideration by the Company. If any option under the Plan terminates or expires, the shares allocable to the unexercised portion of the option will again be available for the purposes of the Plan.

Option Exercise Price and Other Terms

The term of any stock option granted under the Plan may not exceed 10 years. Shares subject to options that have expired or have otherwise terminated without having been exercised in full shall again become available for the grant of options under the Plan. The exercise price of options granted under the Plan is determined by the Committee, provided that the exercise price of a stock option cannot be less than 100% of the fair market value of the shares subject to the option on the date of grant. The fair market value is determined by reference to closing prices on the public market. Options granted under the Plan vest at the rate specified in the option agreements, which generally provide that options vest in three to five equal annual installments. No stock option may be transferred by the optionee other than by will or the laws of descent and distribution. Options shall be exercisable during the optionee's lifetime only by the optionee. Options granted to an optionee terminate upon the earlier to occur of (i) the expiration date set forth in the option agreement, (ii) the termination of employment (or, in the case of directors or consultants, the termination of service), or (iii) the death or disability of the optionee. An optionee whose option terminates for any reason (other than by death or disability) may exercise an option during the three-month period following such termination (unless such option expires sooner by its terms). Options may be exercised for up to twelve months following termination due to death or disability (unless such options expire sooner by their terms). Subject to certain limitations, the Committee may extend the termination date of any stock option granted under the Plan in its sole discretion. Notwithstanding any vesting requirements contained in any Option Agreement, upon occurrence of a change in control, all outstanding options shall become immediately vested and exercisable prior to the change in control.

No incentive stock option may be granted to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant. The aggregate fair market value, determined at the time of grant by the committee, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its affiliates) may not exceed $100,000.

Amendment and Termination

The Company's Board of Directors may at any time amend, suspend or terminate the Plan except that no action by the Board may impair outstanding options. No amendment to the Plan may be made without shareholder approval that would increase the total number of shares under the Plan (except for any adjustments as described above for stock dividends and other events), reduce the minimum exercise price of options or materially modify the eligibility requirements. Subject to the terms of the Plan, the Board may modify, extend or renew any outstanding option under the Plan, accept the surrender of outstanding options, and authorize the grant of substitute options.

Federal Income Tax Consequences

The grant of an incentive stock option under the Plan does not produce taxable income to the optionee or a tax deduction to the Company. Upon exercise of an incentive stock option, the employee will not realize taxable income and the Company will not be entitled to a compensation deduction; however, the excess of the fair market value over the exercise price may be taxed to the employee under the alternative minimum tax provisions of the Code. The Code imposes a statutory holding period for incentive stock options, which is the later of (1) one year after the shares were transferred to an employee upon exercise of an option or
(2) two years after the date of grant. If an employee sells or otherwise disposes of shares acquired upon the exercise of an incentive stock option prior to meeting the statutory holding period requirements, all or a portion of any gain will be taxed as ordinary income to the employee; in that case, the Company will be entitled to deduct an equal amount as a compensation expense. The amount of ordinary income is the lesser of (1) the difference between the fair market value at the date of exercise and the exercise price, or (2) the gain on the sale (the amount realized less the exercise price). Otherwise, an optionee's disposition of shares acquired upon the exercise of an incentive stock option (including a disposition after the expiration of the statutory holding period) will result in short-term or long-term capital gain or loss measured by the difference between the disposition price and the employee's tax basis in the shares (the tax basis is generally the exercise price plus the amount previously recognized as ordinary income).

The grant of a nonqualified stock option under the Plan does not produce taxable income to the optionee or a tax deduction to the Company. Upon exercise of a nonqualified stock option, the excess of the fair market value of the shares acquired over the exercise price will be taxable to the optionee as ordinary income and will be deductible by the Company as a compensation expense. This income is subject to withholding taxes which should be collected at the time of exercise.

The Board of Directors unanimously recommends voting "FOR" the proposal to amend the 1995 Employee Stock Option Plan. Proxies solicited by the Board of Directors will be voted "FOR" approval of the amendment to the 1995 Employee Stock Option Plan.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

                              OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of February 19, 2004, by
(i) all persons known by the Company to be the beneficial owners of 5% or more of the Common Stock, (ii) each director, (iii) each of the executive officers listed on the summary compensation table, and (iv) all executive officers and directors as a group. Unless otherwise indicated, the address of each of the persons named below is in care of the Company, 3801 East Florida Avenue, Suite 508, Denver, Colorado 80210.


                                                           Number of Shares
                 Name of Beneficial Owner                 Beneficially Owned         Percent of Class (1)(2)
                 ------------------------                 ------------------         -----------------------
    Frederic W.J. Birner (3)....................                 231,491                      19.1%
    Mark A. Birner, D.D.S. (4)..................                 219,172                      18.1%
    Dennis N. Genty (5).........................                 161,418                      13.3%
    Lee Schlessman (6).........................                  131,785                      11.2%
    James M. Ciccarelli (7).....................                   7,500                       0.6%
    Paul E. Valuck, D.D.S 8).....................                 15,273                       1.3%
    Brooks G. O'Neil (9)........................                  10,273                       0.9%
    All executive officers and directors (six
    persons) (10)...............................                 645,127                      49.0%


(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of February 19, 2004, are deemed outstanding for computing the percentage of the person or entity holding such securities but are not outstanding for computing the percentage of any other person or entity. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2) Percentage of ownership for each beneficial owner is based on 1,172,177 shares of Common Stock outstanding at February 19, 2004 plus any options or warrants currently exercisable or exercisable within 60 days of February 19, 2004, computed separately for each beneficial owner using information provided in the following footnotes.

(3) Includes 33,334 shares of Common Stock that are issuable upon the exercise of options that are currently exercisable and 6,667 shares of Common Stock that are issuable upon the exercise of warrants that are currently exercisable. Includes 2,125 shares of Common Stock owned by Mr. Birner's wife. Mr. Birner disclaims beneficial ownership of all shares held by his wife.

(4) Includes 33,333 shares of Common Stock that are issuable upon the exercise of options that are currently exercisable and 6,667 shares of Common Stock that are issuable upon the exercise of warrants that are currently exercisable.

(5) Includes 33,333 shares of Common Stock that are issuable upon the exercise of options that are currently exercisable and 6,667 shares of Common Stock that are issuable upon the exercise of warrants that are currently exercisable. Includes 59,693 shares of Common Stock owned by Mr. Genty's wife. Mr. Genty disclaims beneficial ownership of all shares held by his wife.

(6) Includes 61,753 shares of Common Stock over which Mr. Schlessman has sole voting power pursuant to certain powers of attorney, but for which he disclaims beneficial ownership. The address for Mr. Schlessman is 1301 Pennsylvania Street, Suite 800, Denver, CO 80203.

(7) Includes 7,500 shares of Common Stock that are issuable upon the exercise of options that are currently exercisable.

(8) Includes 10,000 shares of Common Stock that are issuable upon the exercise of options that are currently exercisable.

(9) Includes 6,000 shares of Common Stock that are issuable upon the exercise of options that are currently exercisable.

(10) Includes 143,501 shares of Common Stock issuable upon the exercise of options and warrants held by all executive officers and directors as a group that are currently exercisable or are exercisable within 60 days of February 19, 2004.

There has been no change in control of the Company since the beginning of its last fiscal year, and there are no arrangements known to the Company, including any pledge of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

Equity Compensation Plan Information

The following table sets forth information concerning options, warrants and rights outstanding and available for granting as of December 31, 2003:



                                          (a)                          (b)                            (c)
                                                                                            Number of securities
                                                                                            remaining available
                                                                                            for future issuance
                               Number of securities to be    Weighted-average exercise   under equity compensation
                                issued upon exercise of        price of outstanding           plans (excluding
                                  outstanding options,        options, warrants and         securities reflected
Plan category                     warrants and rights                  rights                  in column (a))
-------------                  --------------------------    -------------------------   -------------------------
Equity compensation plans
approved by security holders            301,998                        $8.60                       102,077

Equity compensation plans
not approved by security
holders                                       -                            -                             -
                                        -------                       ------                       -------

Total                                   301,998                        $8.60                       102,077
                                        =======                       ======                       =======

Options and warrants issued are generally for a period of five years and generally vest 33% each year for three years, provided however, that upon a sale of the Company, all Warrants shall automatically become vested.

                        DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information concerning each of the directors and executive officers of the Company. All directors shall serve until their successors are duly elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Officers are appointed by and serve at the discretion of the Board of Directors.

         Name                      Age             Position
-----------------------            ---     ----------------------------------
Frederic W.J. Birner                46     Chairman of the Board, Chief
                                           Executive Officer and Director
Mark A. Birner, D.D.S.              44     President and Director
Dennis N. Genty                     46     Chief Financial Officer,
                                           Secretary, Treasurer and Director
James M. Ciccarelli                 51     Director
Brooks G. O'Neil                    47     Director
Paul E. Valuck, D.D.S.              47     Director


Business Biographies

Frederic W.J. Birner is a founder of the Company and has served as Chairman of the Board and Chief Executive Officer since the Company's inception in May 1995. Mr. Birner is the brother of Mark A. Birner, D.D.S.

Mark A. Birner, D.D.S. is a founder of the Company and has served as President, and as a director, since the Company's inception in May 1995. Dr. Birner is the brother of Frederic W.J. Birner.

Dennis N. Genty is a founder of the Company and has served as Secretary since May 1995, and as Chief Financial Officer, Treasurer, and as a director, since September 1995.

James M. Ciccarelli joined the Company as a consultant in August 1996 and has served as a director since November 1996. Mr. Ciccarelli served as Chairman of the Board of ActiveLink Communications (formerly CommWorld International) from October 1998 to September 2003. Mr. Ciccarelli served as Chairman of the Board of Wireless Telecom, Inc., a wireless data and network service provider from March 1993 to January 2000.

Brooks G. O'Neil was appointed as a director of the Company on January 23, 2003. Mr. O'Neil joined Dougherty & Co. as Senior Research Analyst for health care on January 20, 2004. From March 2001 until January 2003, he served as a principal of TripleTree, LLC, an investment-banking firm focused on information technology and health care. Prior to this, Mr. O'Neil was a Managing Director of Piper Jaffray for fifteen years where he was an institutional equity salesman, health care research analyst and investment banker.

Paul E. Valuck, D.D.S. has been in private dental practice in Denver since January 1998.

                       DIRECTOR AND EXECUTIVE COMPENSATION

Director Compensation

Prior to October 1, 2002 Directors did not receive cash compensation from the Company for their services as directors nor were they reimbursed for expenses in connection with attendance at Board of Directors and committee meetings. Effective October 1, 2002 outside Directors became entitled to: 1) a $1,000 per calendar quarter retainer, 2) $1,000 per Board of Directors Meeting if attended in person, 3) $750 per Board of Directors Meeting if attended by telephone, 4) $1,000 per Audit Committee Meeting if attended in person and 5) $750 per Audit Committee Meeting if attended by telephone. During 2003, Director compensation consisted of, $7,750 paid to Mr. Ciccarelli, $6,250 paid to Mr. O'Neil and $8,000 paid to Dr. Valuck.

Executive Compensation

Summary Compensation

The following table sets forth the compensation paid by the Company to the Chief Executive Officer and each of the executive officers of the Company who were paid total salary and bonus exceeding $100,000 during the fiscal year ended December 31, 2003 (the "Named Executive Officers").



                           Summary Compensation Table

                                                                                      Long-Term
                                                            Annual Compensation      Compensation
                                                          ----------------------   ----------------
                                                                                      Securities
                                                                                      Underlying        All Other
Name and Principal Position              Fiscal Year       Salary         Bonus    Options/Warrants   Compensation
---------------------------------------  -----------      --------      --------   ----------------   ------------
Frederic W.J. Birner                        2001          $225,000       $10,000           -            $1,125 (1)
    Chairman of the Board,                  2002          $225,000      $140,622      10,000 (2)             -
    Chief Executive Officer and             2003          $260,000      $234,508      33,334 (3)             -
    Director


Mark A. Birner, D.D.S.                      2001          $150,000       $10,000          -             $1,125 (1)
     President and Director                 2002          $150,000      $140,622     10,000 (2)              -
                                            2003          $185,000      $234,507     33,333 (4)              -



Dennis N. Genty                             2001          $150,000       $10,000          -             $1,125 (1)
    Chief Financial Officer                 2002          $150,000      $140,622     10,000 (2)              -
    Treasurer, Secretary and                2003          $185,000      $234,506     33,333 (4)              -
    Director



(1) 401(k) contributions paid for by the Company on behalf of each named executive officer.
(2) Represents shares of Common Stock issuable upon exercise of warrants to purchase 10,000 shares of Common Stock, granted on February 11, 2002 with an exercise price of $5.06 per share.

(3) Represents shares of Common Stock issuable upon exercise of options to purchase 33,334 shares of Common Stock, granted on January 2, 2003 with an exercise price of $11.68 per share.

(4) Represents shares of Common Stock issuable upon exercise of options to purchase 33,333 shares of Common Stock, granted on January 2, 2003 with an exercise price of $11.68 per share.

Option/ Warrant Grants

No warrants were granted to any of the Named Executive Officers during the fiscal year ended December 31, 2003. The following table sets forth each grant of options made during the fiscal year ended December 31, 2003 to each Named Executive Officer:



                    Option/Warrant Grants in Last Fiscal Year

                                                   Individual Grants
                                   ----------------------------------------------------
                                   Number of      Percent of                                Potential Realizable
                                  Securities    Total Options/                                Value at Assumed
                                  Underlying       Warrants      Exercise                   Annual Rates of Stock
                                   Options/       Granted to      or Base                  Price Appreciation for
                                   Warrants      Employees in      Price     Expiration   Option/Warrant Term (3)
Name                               Granted     Fiscal Year (1)  ($/Sh) (2)      Date          5%            10%
---------------------              --------    ---------------  ----------   ----------   ---------     ---------
Frederic W.J. Birner                33,334          21.1%         $ 11.68     01/02/08    $ 107,335     $ 238,005


Mark A. Birner, D.D.S.              33,333          21.1%         $ 11.68     01/02/08    $ 107,332     $ 237,998


Dennis N. Genty                     33,333          21.1%         $ 11.68     01/02/08    $ 107,332     $ 237,998



(1) Based on an aggregate of 158,000 shares subject to options and warrants granted to employees during the fiscal year ended December 31, 2003.

(2) Options were granted at an exercise price equal to 110% of the fair market value of the Common Stock, as determined by the board of Directors on the date of grant.

(3) The potential realizable value is calculated based on the term of the option / warrant at its time of grant (five years) and is calculated by assuming that the stock price on the date of grant as determined by the Board appreciates at the indicated annual rate compounded annually for the entire term of the option / warrant and that the option / warrant is exercised and sold on the last day of its term for the appreciated price. The 5% and 10% assumed rates of appreciation are derived from the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Common Stock price.

Option Exercises and Holdings

The following table sets forth for the Named Executive Officers the number and value of securities underlying unexercised in-the-money options and warrants held as of December 31, 2003. None of the Named Executive Officers exercised any options or warrants during the fiscal year ended December 31, 2003.



             Aggregated Option/Warrant Exercises in Last Fiscal Year
                    and Fiscal Year End Option/Warrant Values

                                                              Number of Securities
                                  Options/Warrants           Underlying Unexercised            Value of Unexercised,
                                  Exercised During          Options/Warrants Held at       In-the-Money Options/Warrants
                                       Fiscal Year 2003         December 31, 2003            at December 31, 2003 (1)
                              ---------------------------------------------------------    -----------------------------
                              Shares Acquired    Value
Name                             On Exercise   Realized     Exercisable   Unexercisable    Exercisable     Unexercisable
------------------------      --------------   --------     ------------  -------------    -----------  ----------------
Frederic W.J. Birner              6,878        $7,591          36,668           6,666      $    73,773     $   53,528
Mark A. Birner, D.D.S.                   -             -       36,667           6,666      $    73,772     $   53,528
Dennis N. Genty                          -             -       36,667           6,666      $    73,772     $   53,528


(1) In-the-money value is based on the difference between the stock option / warrant exercise price and the closing price of the Common Stock on the Nasdaq SmallCap Market on December 31, 2003 of $13.09 per share.

Compensation Committee Interlocks and Insider Participation

No executive officer of the Company currently serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board of Directors or as an executive officer of the Company. See "Director and Executive Compensation" and "Certain Transactions" for a description of transactions between the Company and members of the Board of Directors.

Compensation Committee Report on Executive Compensation2

Currently, a majority of the independent Board members make determinations with respect to the Chief Executive Officer and other executive officers compensation. The following report is submitted by the Board of Directors of the Company, in its capacity as Compensation Committee, pursuant to rules established by the Securities and Exchange Commission, and provides certain information regarding compensation of the Company's executive officers.

The Compensation Committee is responsible for establishing and administering a general compensation policy and program for the Company. The Compensation Committee also possesses all of the powers of administration under the Company's employee benefit plans, including all stock option plans and other employee benefit plans. Subject to the provisions of those plans, the Compensation Committee must determine the individuals eligible to participate in the plans, the extent of such participation and the terms and conditions under which benefits may be vested, received or exercised.

Compensation Policies. The Company's executive compensation policies are designed to complement the Company's business objectives by motivating and retaining quality members of senior management, by aligning management's interests with those of the Company's shareholders and by linking total compensation to the performance of the Company. The Company's executive compensation policies generally consist of equity-based long-term incentives, short-term incentives and competitive base salaries. The Compensation Committee will continue to monitor the performance of the Company and its executive officers in reassessing executive compensation.

Base Salary. The Compensation Committee reviews the base salaries of the Company's executive officers on an annual basis. Base salaries are determined based upon a subjective assessment of the nature and responsibilities of the position involved, the performance of the particular officer and of the Company, the officer's experience and tenure with the Company and base salaries paid to persons in similar positions with companies comparable to the Company.

Quarterly Bonus. Quarterly bonuses may be paid to the Company's executive officers based on the Company's financial performance. The Compensation Committee granted bonuses of $234,508, $234,507 and $234,506 to Mr. Frederic W.J. Birner, Mark A. Birner, D.D.S. and Mr. Dennis N. Genty, respectively, during 2003.

Long-Term Incentives. The Company's long-term compensation strategy is focused on the grant of stock options under the stock option plans and warrants, which the Compensation Committee believes rewards executive officers for their efforts in improving long-term performance of the Common Stock and creating value for the Company's shareholders, and which the Compensation Committee believes aligns the financial interests of management with those of the Company's shareholders. During 2003, the Compensation Committee granted 33,334 options to Mr. Frederic W.J. Birner, 33,333 to Mark A. Birner, D.D.S. and 33,333 to Mr. Dennis N. Genty.

--------------------
2 This Section is not soliciting material, is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Ace of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Chief Executive Officer Compensation for Fiscal Year 2003. The compensation for Frederic W.J. Birner during 2003 consisted of his base salary, the rate of which was established in 2003, and cash bonuses of $234,508. Mr. Birner's base salary was increased $35,000 in 2003.


                                                 BOARD OF DIRECTORS ACTING AS
                                                 COMPENSATION COMMITTEE
                                                 Frederic W.J. Birner
                                                 Mark A. Birner, D.D.S.
                                                 Dennis N. Genty
                                                 James M. Ciccarelli
                                                 Brooks G. O'Neil
                                                 Paul E. Valuck D.D.S.

PERFORMANCE GRAPH3

The following line graph compares the percentage change from December 31, 1998 through December 31, 2003 for (i) the Common Stock, (ii) a peer group (the "Peer Group") of companies selected by the Company that are predominantly dental management companies located in the United States, (iii) Nasdaq Composite Index and (iv) S&P 500 Composite Index. The companies in the
Peer Group are American Dental Partners, Inc., Castle Dental Centers, Inc. and Coast Dental Services, Inc.



                  Comparison of 5-Year Cumulative Total Return
                       Assumes Initial Investment of $100

                         [INSERT PERFORMANCE GRAPH HERE]

                                       12/31/98      12/31/99     12/31/00         12/31/01       12/31/02      12/31/03
Description
-------------------------              --------      --------     --------         --------       --------
Birner Dental Management
  Services, Inc.                        $100.00       $ 39.29     $ 13.39          $ 31.78        $ 69.50       $93.50
Peer Group                               100.00         43.98       32.14            26.30          35.86        50.92
Nasdaq Composite Index                   100.00        185.46      111.65            88.58          61.09        92.16
S&P 500 Composite Index                  100.00        121.05      110.02            96.95          75.52        97.19


-----------------------------------------------
*Total return based on $100 initial investment and reinvestment of dividends

3 This Section is not soliciting material, is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Ace of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

Independent Auditors

On November 14, 2001, the Board of Directors engaged Hein as the Company's independent auditors. Representatives of Hein will be present at the Annual Meeting and will have the opportunity to make a statement if they so desire. These representatives will be available to respond to appropriate questions from shareholders at the meeting.

Audit Fees

During the fiscal year ended December 31, 2003, the aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed during the fiscal year ended December 31, 2003 were $41,500 by Hein.

During the fiscal year ended December 31, 2002, the aggregate fees billed for professional services rendered for the audit of the company's annual financial statements and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed during the fiscal year ended December 31, 2002 were $40,500 by Hein.

Audit Related Fees

None.

Tax Fees

None.

All Other Fees

For the fiscal year ended December 31, 2003, the aggregate fees billed for professional services rendered to the Company by Hein for the audit of the 401(k) retirement savings plan were $6,200.

For the fiscal year ended December 31, 2002, the aggregate fees billed for professional services rendered to the Company by Hein for the audit of the 401(k) retirement savings plan were $6,000.

                               SECTION 16 REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, executive officers and beneficial owners of more than 10% of the outstanding shares of the Company to file with the Securities and Exchange Commission reports regarding changes in their beneficial ownership of shares in the Company. To the Company's knowledge and based solely on a review of the
Section 16(a) reports furnished to the Company, Mr. Genty was late in filing his Statement of Changes in Beneficial Ownership on Form 4 for a May 19, 2003 transaction, Mr. Ciccarelli was late in filing his Statement of Changes in Beneficial Ownership on From 4 for a January 27, 2003 transaction and Mr. O'Neil was late in filing his Initial Statement of Beneficial Ownership of Securities on Form 3 and his Statement of Changes in Beneficial Ownership on From 4 for transactions that occurred on January 23, 2003. All other Section 16(a) reports were filed on a timely basis.

                              SHAREHOLDER PROPOSALS

The Company on or before January 7, 2005 must receive shareholder proposals for inclusion in the Company's proxy materials relating to the next annual meeting of shareholders.

                         2003 ANNUAL REPORT ON FORM 10-K

THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003 ACCOMPANIES THIS PROXY STATEMENT AND WAS FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. SHAREHOLDERS WHO WISH TO OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT (WITHOUT EXHIBITS) ON FORM 10-K SHOULD ADDRESS A WRITTEN REQUEST TO DENNIS N. GENTY, CHIEF FINANCIAL OFFICER, SECRETARY AND TREASURER, BIRNER DENTAL MANAGEMENT SERVICES, INC., 3801 EAST FLORIDA AVENUE, SUITE 508, DENVER, COLORADO 80210 OR THEY CAN OBTAIN THE INFORMATION ON THE COMPANY'S WEBSITE AT WWW.BDMS-PERFECTTEETH.COM. THE COMPANY WILL PROVIDE COPIES OF THE EXHIBITS TO THE FORM 10-K UPON PAYMENT OF A REASONABLE FEE.

                                 OTHER BUSINESS

As of the date of this Proxy Statement, management was not aware of any business not described above which would be presented for consideration at the Meeting. If any other business properly comes before the Meeting, it is intended that the shares represented by proxies will be voted in respect thereto in accordance with the judgment of the persons voting them.

The above Notice and Proxy Statement are sent by order of the Board of Directors.

                                              /s/ Dennis N. Genty
                                              ----------------------------------
                                              Dennis N. Genty

                                              Chief Financial Officer, Secretary
                                              and Treasurer

Denver, Colorado
May 7, 2004

PROXY             .                                                        PROXY

Proxy Solicited by the Board of Directors for the Annual Meeting of Shareholders
                             To be held June 8, 2004

The undersigned hereby appoints Frederic W.J. Birner, Mark A. Birner, D.D.S. and Dennis N. Genty, and each of them, proxies of the undersigned, with full power of substitution, to vote all shares of Common Stock of Birner Dental Management Services, Inc., which the undersigned is entitled to vote, at the Annual Meeting of Shareholders (the "Meeting") to be held on Tuesday, June 8, 2004, at 10:00 a.m., Mountain Time, at the Company's offices, 3801 East Florida Avenue, Suite 508, Denver, Colorado, and at any and all adjournments thereof for the following purposes:

 (1)  Election of Class I Directors:

 [ ]  FOR the nominees listed below (except as marked to the contrary below)

 [ ]  WITHHOLD AUTHORITY to vote for the nominees listed below

                               James M. Ciccarelli
                               -------------------

                               Paul E. Valuck, D.D.S.
                               ----------------------

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME ON THE LINE IMMEDIATELY BELOW.)



(2) Amendment to the 1995 Employee Stock Option Plan to increase the number of shares of the Company's Common Stock available under the Plan by 150,000 shares.

         [ ]   FOR                [ ]   AGAINST                [ ]   ABSTAIN


(3) In their discretion, the proxies are authorized to vote upon such other business as properly may come before the Meeting.

(back of card)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING "FOR" ELECTION OF THE NOMINEES FOR DIRECTOR AS SELECTED BY THE BOARD OF DIRECTORS AND "FOR" THE AMENDMENT TO THE 1995 EMPLOYEE STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE UNDER THE PLAN BY 150,000 SHARES.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement furnished therewith. The undersigned hereby revokes any proxies given prior to the date reflected below.

                                                Dated

                                                ------------------------- , 2004

                                                SIGNATURE (S) OF SHAREHOLDER (S)

                                                     Please complete, date and
                                                     sign exactly as your name
                                                     appears hereon. If shares
                                                     are held jointly, each
                                                     holder should sign. When
                                                     signing as attorney,
                                                     executor, administrator,
                                                     trustee, guardian or
                                                     corporate official, please
                                                     add your title.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE TO COMPUTERSHARE TRUST COMPANY, INC., AS AGENT FOR THE COMPANY. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                                                      Appendix A

                     BIRNER DENTAL MANAGEMENT SERVICES, INC.

                             AUDIT COMMITTEE CHARTER

Purpose

         The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the Company's financial reporting process generally, (2) the integrity of the financial statements of the Company, (3) the independent auditor's qualifications and independence, (4) the performance of the independent auditors, and (5) the compliance by the Company with legal and regulatory requirements.

         The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

Committee Membership

         The Audit Committee shall consist of no fewer than three members of the Board. The members of the Audit Committee shall meet the independence and experience requirements of The Nasdaq Stock Market and applicable laws and regulations.

         The members of the Audit Committee shall be appointed by the Board. Audit Committee members may be replaced by the Board.

Committee Authority and Responsibilities

         The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall approve all audit engagement fees and terms and pre-approve all significant non-audit engagements with the independent auditors. The Audit Committee shall have oversight of the work of the independent auditors for the Company. The Audit Committee shall consult with management but shall not delegate these responsibilities.

         The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee may form and delegate authority to subcommittees when appropriate.

         The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

         As part of its job to foster open communication, the Audit Committee should meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. The Audit Committee or at least its chair should meet with management and, if it deems necessary, the independent auditor in separate executive sessions at least quarterly. The Audit Committee may also, to the extent it deems necessary or appropriate, meet with the Company's investment bankers or financial analysts who follow the Company.

         The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee's own performance.

         The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

2. Review and discuss with management, and if it deems necessary the independent auditor, the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors' reviews of the quarterly financial statements.

3. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls, the development, selection and disclosure of critical accounting estimates, and analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company's financial statements.

4. Discuss with management the Company's earnings press releases, including the use, if any, of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

5. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures, if any, on the Company's financial statements.

6. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

7. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. In particular, discuss:

a) The adoption of, or changes to, the Company's significant auditing and accounting principles and practices as suggested by the independent auditor or management.

b) Review other material written communications between the independent auditor and the management of the Company, including the management letter provided by the independent auditor, the Company's response to that letter and any schedule of unadjusted differences.

c) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements between management and the independent auditor.

Oversight of the Company's Relationship with the Independent Auditor

8. Review the experience and qualifications of the senior members of the independent auditor team.

9. Obtain and review a report from the independent auditor at least annually regarding (a) the auditor's internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and
         (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and the internal auditor. The Audit Committee shall present its conclusions to the Board and, if so determined by the Audit Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditor.

10. The Audit Committee shall receive from the independent auditor a written statement delineating all relationships between such auditor and the Company, consistent with Independent Standards Board Standard
         1. The Audit Committee shall engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of such auditor.

11. Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who were engaged on the Company's account.

12. Discuss with the national office of the independent auditor issues on which they were consulted by the Company's audit team and matters of audit quality and consistency.

13. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Compliance Oversight Responsibilities

14. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been violated.

15.      Approve or reject all related party transactions.

16. Review the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct and Ethics.

17. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company's financial statements or accounting policies.

18. Discuss with the Company's principal outside counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies, including corporate securities trading policies.

19. Establish and oversee the process for receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters.

20. Establish and oversee the process for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Limitation of Audit Committee's Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

                                                                      APPENDIX B

                     BIRNER DENTAL MANAGEMENT SERVICES, INC.
                         1995 EMPLOYEE STOCK OPTION PLAN
                         AMENDED THROUGH APRIL 26, 2004

           PURPOSE

                  The purpose of the Birner Dental Management Services, Inc. 1995 Employee Stock Option Plan (the "Plan") is to further the growth and development of Birner Dental Management Services, Inc. (the "Company") by affording an opportunity for stock ownership to selected employees, directors and consultants of the Company and its subsidiaries who are responsible for the conduct and management of its business or who are involved in endeavors significant to its success.

           DEFINITIONS

                  Unless otherwise indicated, the following words when used herein shall have the following meanings:

                           "Affiliate" shall mean, with respect to any person or
entity, a person or entity that directly or

indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such person or entity.

                           "Board of Directors" shall mean the Board of
Directors of the Company.

                           "Change in Control" shall be deemed to have occurred:

                                    At such time as a third person, including a
"group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of the Company having 50% or more of the total number of votes that may be cast for the election of Directors of the Company; or

                                    On the date on which the  stockholder(s) of
the Company approve: (i) any agreement for a merger or consolidation of the Company with another corporation, provided that there shall be no change of control if the persons and entities who were the stockholders of the Company immediately before such merger or consolidation continue to own, directly or indirectly, more than two-thirds of the outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the voting securities of the Company outstanding immediately before such merger or consolidation; or (ii) any sale, exchange or other disposition of all or substantially all of the Company's assets; or

                                    on the effective date of any sale, exchange
or other disposition of greater than 50% in fair

market value of the Company's assets, other than in the ordinary course of business, whether in a single transaction or a series of related transactions.

         In determining whether clause (1) of the preceding sentence has been satisfied, the third person owning shares must be someone other than a person or an Affiliate of a person that, as of October 30, 1995, was the beneficial owner of shares of the Company having 20% or more of the total number of votes that may be cast for the election of Directors of the Company. The Committee's reasonable determination as to whether such an event has occurred shall be final and conclusive.

                           "Code" shall mean the Internal Revenue Code of 1986,
as amended from time to time.

                           "Common Stock" shall mean the Company's common stock
(no par value per share) and any share or shares of the Company's capital stock hereafter issued or issuable in substitution for such shares.

                           "Director" shall mean a member of the Board of
Directors.

                           "Incentive Stock Option" shall mean any option
granted to an eligible employee under the Plan, which the Company intends at the time the option is granted to be an Incentive Stock Option within the meaning of
Section 422 of the Code.

                           "Nonqualified Stock Option" shall mean any option
granted to an eligible employee, Director or consultant

under the Plan which is not an Incentive Stock Option.

                           "Option" shall mean and refer collectively to
Incentive Stock Options and Nonqualified Stock Options.

                           "Option Agreement" means the agreement specified in
Section 7.2.

                           "Optionee" shall mean any employee, Director or
consultant who is granted an Option under the Plan.

"Optionee" shall also mean the personal representative of an Optionee and any other person who acquires the right to exercise an Option by bequest or inheritance.

                           "Parent" shall mean a parent corporation of the
Company as defined in Section 424(e) of the Code.

                           "Subsidiary" shall mean a subsidiary corporation of
the Company as defined in Section 424(f) of the Code.

           EFFECTIVE DATE

                  The effective date of the Plan is October 30, 1995; provided, however, that the adoption of the Plan by the Board of Directors is subject to approval and ratification by the shareholders of the Company within 12 months of the effective date. Options granted under the Plan prior to approval of the Plan by the shareholders of the Company shall be subject to approval of the Plan by the shareholders of the Company.

           ADMINISTRATION

                  Administrative Committee. The Plan shall be administered by a Committee appointed by and serving at the pleasure of the Board of Directors, consisting of not less than two Directors (the "Committee"). The Board of Directors may from time to time remove members from or add members to the Committee, and vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors.

                  Committee Meetings and Actions. The Committee shall hold meetings at such times and places as it may determine. A majority of the members of the Committee shall constitute a quorum, and the acts of the majority of the members present at a meeting or a consent in writing signed by all members of the Committee shall be the acts of the Committee and shall be final, binding and conclusive upon all persons, including the Company, its Subsidiaries, its shareholders, and all persons having any interest in Options which may be or have been granted pursuant to the Plan.

                  Powers of Committee. The Committee shall have the full and exclusive right to grant and determine terms and conditions of all Options granted under the Plan and to prescribe, amend and rescind rules and regulations for administration of the Plan. In granting Options, the Committee shall take into consideration the contribution the Optionee has made or may make to the success of the Company or its Subsidiaries and such other factors as the Committee shall determine.

                  Interpretation of Plan. The determination of the Committee as to any disputed question arising under the Plan, including questions of construction and interpretation, shall be final, binding and conclusive upon all persons, including the Company, its Subsidiaries, its shareholders, and all persons having any interest in Options which may be or have been granted pursuant to the Plan.

                  Indemnification. Each person who is or shall have been a member of the Committee or of the Board of Directors shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid in settlement thereof, with the Company's approval, or paid in satisfaction of a judgment in any such action, suit or proceeding against him, provided such person shall give the Company an opportunity, at its own expense, to handle and defend the same before undertaking to handle and defend it on such person's own behalf. The foregoing right of indemnification shall not be exclusive of, and is in addition to, any other rights of indemnification to which any person may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

           STOCK SUBJECT TO THE PLAN

                  Number. The aggregate number of shares of Common Stock which may be issued under Options granted pursuant to the Plan shall not exceed 479,250 shares. Shares which may be issued under Options may consist, in whole or in part, of authorized but unissued stock or treasury stock of the Company not reserved for any other purpose.

                  Unused Stock. If any outstanding Option under the Plan expires or for any other reason ceases to be exercisable, in whole or in part, other than upon exercise of the Option, the shares which were subject to such Option and as to which the Option had not been exercised shall continue to be available under the Plan.

                  Adjustment for Change in Outstanding Shares. If there is any change, increase or decrease, in the outstanding shares of Common Stock which is effected without receipt of additional consideration by the Company, by reason of a stock dividend, recapitalization, merger, consolidation, stock split, combination or exchange of stock, or other similar circumstances, then in each such event, the Committee shall make an appropriate adjustment in the aggregate number of shares of stock available under the Plan, the number of shares of stock subject to each outstanding Option and the Option prices in order to prevent the dilution or enlargement of any Optionee's rights. In making such adjustments, fractional shares shall be rounded to the nearest whole share. The Committee's determinations in making adjustments shall be final and conclusive.

                  Reorganization or Sale of Assets. If the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or if all or substantially all of the assets of the Company are acquired by another entity, or if the Company is liquidated or reorganized, (each of such events being referred to hereinafter as a "Reorganization Event"), the Committee shall, as to outstanding Options, either (1) make appropriate provision for the protection of any such outstanding Options by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation, which will be issuable in respect of the Common Stock, provided that no additional benefits shall be conferred upon Optionees as a result of such substitution, and provided further that the excess of the aggregate fair market value of the shares subject to the Options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such Options immediately before such substitution over the purchase price thereof, or (2) upon written notice to all Optionees, which notice shall be given not less than 20 days prior to the effective date of the Reorganization Event, provide that all unexercised Options must be exercised within a specified number of days (which shall not be less than ten) of the date of such notice or such Options will terminate. In response to a notice provided pursuant to clause
(2) of the preceding sentence, an Optionee may make an irrevocable election to exercise the Optionee's Option contingent upon and effective as of the effective date of the Reorganization Event. The Committee may, in its sole discretion, accelerate the exercise dates of outstanding Options in connection with any Reorganization Event.

           ELIGIBILITY

                  All full- or part-time employees of the Company and its Subsidiaries who are responsible for the conduct and management of its business or who are involved in endeavors significant to its success shall be eligible to receive both Incentive Stock Options and Nonqualified Stock Options under the Plan. Directors and consultants who are neither full- nor part-time employees of the Company or its Subsidiaries but who are involved in endeavors significant to its success shall be eligible to receive Nonqualified Stock Options, but not Incentive Stock Options, under the Plan. Any Director who is otherwise eligible to participate, who makes an election in writing not to receive any grants under the Plan, shall not be eligible to receive any such grants during the period set forth in such election.

           GRANT OF OPTIONS

                  Grant of Options. The Committee may from time to time in its discretion determine which of the eligible employees, Directors and consultants of the Company or its Subsidiaries should receive Options, the type of Options to be granted (whether Incentive Stock Options or Nonqualified Stock Options), the number of shares subject to such Options, and the dates on which such Options are to be granted. No employee may be granted Incentive Stock Options to the extent that the aggregate fair market value (determined as of the time each Option is granted) of the Common Stock with respect to which any such Options are exercisable for the first time during a calendar year (under all incentive stock option plans of the Company and its Parent and Subsidiaries) would exceed $100,000.

                  Option Agreement. Each Option granted under the Plan shall be evidenced by a written Option Agreement setting forth the terms upon which the Option is granted. Each Option Agreement shall designate the type of Options being granted (whether Incentive Stock Options or Nonqualified Stock Options), and shall state the number of shares of Common Stock, as designated by the Committee, to which that Option pertains. More than one Option may be granted to an eligible person.

                  Option Price. The option price per share of Common Stock under each Option shall be determined by the Committee and stated in the Option Agreement. The option price for Incentive Stock Options granted under the Plan shall not be less than 100% of the fair market value (determined as of the day the Option is granted) of the shares subject to the Option. The option price for Nonqualified Stock Options granted under the Plan shall not be less than 100% of the fair market value (determined as of the day the Option is granted) of the shares subject to the Option.

                  Determination of Fair Market Value. If the Common Stock is listed upon an established stock exchange or exchanges, then the fair market value per share shall be deemed to be the average of the quoted closing prices of the Common Stock on such stock exchange or exchanges on the day for which the determination is made, or if no sale of the Common Stock shall have been made on any stock exchange on that day, on the next preceding day on which there was such a sale. If the Common Stock is not listed upon an established stock exchange but is traded in the NASDAQ National Market System, the fair market value per share shall be deemed to be the closing price of the Common Stock in the National Market System on the day for which the determination is made, or if there shall have been no trading of the Common Stock on that day, on the next preceding day on which there was such trading. If the Common Stock is not listed upon an established stock exchange and is not traded in the National Market System, the fair market value per share shall be deemed to be the mean between the dealer "bid" and "ask" closing prices of the Common Stock on the NASDAQ System on the day for which the determination is made, or if there shall have been no trading of the Common Stock on that day, on the next preceding day on which there was such trading. If none of these conditions apply, the fair market value per share shall be deemed to be an amount as determined in good faith by the Committee by applying any reasonable valuation method.

                  Duration of Options. Each Option shall be of a duration as specified in the Option Agreement; provided, however, that the term of each Option shall be no more than ten years from the date on which the Option is granted and shall be subject to early termination as provided herein.

                  Additional Limitations on Grant. No Incentive Stock Option shall be granted to an employee who, at the time the Incentive Stock Option is granted, owns stock (as determined in accordance with Section 424(d) of the Code) representing more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary, unless the option price of such Incentive Stock Option is at least 110% of the fair market value (determined as of the day the Incentive Stock Option is granted) of the stock subject to the Incentive Stock Option and the Incentive Stock Option by its terms is not exercisable more than five years from the date it is granted.

                  Other Terms and Conditions. The Option Agreement may contain such other provisions, which shall not be inconsistent with the Plan, as the Committee shall deem appropriate, including, without limitation, provisions that relate the Optionee's ability to exercise an Option to the passage of time or the achievement of specific goals established by the Committee or the occurrence of certain events specified by the Committee.

           EXERCISE OF OPTIONS

                  Manner of Exercise. Subject to the limitations and conditions of the Plan or the Option Agreement, an Option shall be exercisable, in whole or in part, from time to time, by giving written notice of exercise to the Secretary of the Company, which notice shall specify the number of shares of Common Stock to be purchased and shall be accompanied by (1) payment in full to the Company of the purchase price of the shares to be purchased, plus (2) payment in full of such amount as the Company shall determine to be sufficient to satisfy any liability it may have for any withholding of federal, state or local income or other taxes incurred by reason of the exercise of the Option, and (3) a representation meeting the requirements of Section 12.2 if requested by the Company, and (4) a Stock Restriction Agreement meeting the requirements of Section 12.3 if requested by the Company.

                  Payment of Purchase Price. Payment for shares and withholding taxes shall be in the form of either (1) cash, (2) a certified or bank cashier's check to the order of the Company, or (3) shares of the Common Stock, properly endorsed to the Company, in an amount the fair market value of which on the date of receipt by the Company (as determined in accordance with Section 7.4) equals or exceeds the aggregate option price of the shares with respect to which the Option is being exercised, or (4) in any combination thereof; provided, however, that no payment may be made in shares of Common Stock unless payment in such form and upon such exercise has been approved in advance by the Committee. Upon the exercise of any Option, the Company, in its sole discretion, may make financing available to the Optionee for the payment of the purchase price on such terms and conditions as the Committee shall specify.

           CHANGE IN CONTROL

                  Notwithstanding any vesting requirements contained in any Option Agreement, upon the occurrence of a Change in Control, all outstanding Options shall become immediately vested and exercisable prior to the Change in Control.

           EFFECT OF TERMINATION OF EMPLOYMENT

                  Termination of Employment Other Than Upon Death or Disability. Upon termination of an Optionee's employment with the Company or a Subsidiary other than upon death or disability (within the meaning of Section 22(e)(3) of the Code), an Optionee may, at any time within three months after the date of termination but not later than the date of expiration of the Option, exercise the Option to the extent the Optionee was entitled to do so on the date of termination. Any Options not exercisable as of the date of termination and any Options or portions of Options of terminated Optionees not exercised as provided herein shall terminate.

                  Termination By Death of Optionee. If an Optionee shall die while in the employ of the Company or a Subsidiary or within a period of three months after the termination of employment with the Company or a Subsidiary under circumstances to which Section 10.1 apply, the personal representatives of the Optionee's estate or the person or persons who shall have acquired the Option from the Optionee by bequest or inheritance may exercise the Option at any time within the year after the date of death but not later than the expiration date of the Option, to the extent the Optionee was entitled to do so on the date of death. Any Options not exercisable as of the date of death and any Options or portions of Options of deceased Optionees not exercised as provided herein shall terminate.

                  Termination By Disability of Optionee. Upon termination of an Optionee's employment with the Company or a Subsidiary by reason of the Optionee's disability (within the meaning of Section 22(e)(3) of the Code), the Optionee may exercise the Option at any time within one year after the date of termination but not later than the expiration date of the Option, to the extent the Optionee was entitled to do so on the date of termination. Any Options not exercisable as of the date of termination and any Options or portions of Options of disabled Optionees not exercised as provided herein shall terminate.

                  Termination of Directors and Consultants. For purposes of this
Section 10, a termination of employment shall be deemed to include the termination of a Director's service as a member of the Board of Directors and the termination of a consulting arrangement in the case of consultants.

                  Extension of Option Termination Date. The Committee, in its sole discretion, may extend the termination date of an Option granted under the Plan without regard to the preceding provisions of this Section 10. In such event, the termination date shall be a date selected by the Committee in its sole discretion, but not later than the latest expiration date of the Option permitted pursuant to Section 7.5. Such extension may be made in the Option Agreement as originally executed or by amendment to the Option Agreement, either prior to or following termination of an Optionee's employment. The Committee shall have no power to extend the termination date of an Incentive Stock Option beyond the periods provided in Sections 10.1, 10.2 and 10.3 prior to the termination of the Optionee's employment or without the approval of the Optionee, which may be granted or withheld in the Optionee's sole discretion. Any extension of the termination date of an Incentive Stock Option shall be deemed to be the grant of a new Option for purposes of the Code.

           NON-TRANSFERABILITY OF OPTION

                  Options granted pursuant to the Plan are not transferable by the Optionee other than by Will or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by the Optionee. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the Option, the Option shall immediately become null and void.

           ISSUANCE OF SHARES

                  Transfer of Shares to Optionee. As soon as practicable after the Optionee has given the Company written notice of exercise of an Option and has otherwise met the requirements of Section 8.1, the Company shall issue or transfer to the Optionee the number of shares of Common Stock as to which the Option has been exercised and shall deliver to the Optionee a certificate or certificates therefor, registered in the Optionee's name. In no event shall the Company be required to transfer fractional shares to the Optionee, and in lieu thereof, the Company may pay an amount in cash equal to the fair market value (as determined in accordance with Section 7.4) of such fractional shares on the date of exercise. If the issuance or transfer of shares by the Company would for any reason, in the opinion of counsel for the Company, violate any applicable federal or state laws or regulations, the Company may delay issuance or transfer of such shares to the Optionee until compliance with such laws can reasonably be obtained. In no event shall the Company be obligated to effect or obtain any listing, registration, qualification, consent or approval under any applicable federal or state laws or regulations or any contract or agreement to which the Company is a party with respect to the issuance of any such shares.

                  Investment Representation. Upon demand by the Company, the Optionee shall deliver to the Company a representation in writing that the purchase of all shares with respect to which notice of exercise of the Option has been given by the Optionee is being made for investment only and not for resale or with a view to distribution, and containing such other representations and provisions with respect thereto as the Company may require. Upon such demand, delivery of such representation promptly and prior to the transfer or delivery of any such shares and prior to the expiration of the option period shall be a condition precedent to the right to purchase such shares.

                  Stock Restriction Agreement. Upon demand by the Company, the Optionee shall execute and deliver to the Company a Stock Restriction Agreement in such form as the Company may provide at the time of exercise of the Option. Such Agreement may include, without limitation, restrictions upon the Optionee's right to transfer shares, including the creation of an irrevocable right of first refusal in the Company and its designees, and provisions requiring the Optionee to transfer the shares to the Company or the Company's designees upon a termination of employment. Upon such demand, execution of the Stock Restriction Agreement by the Optionee prior to the transfer or delivery of any shares and prior to the expiration of the option period shall be a condition precedent to the right to purchase such shares, unless such condition is expressly waived in writing by the Company.

           AMENDMENTS

                  The Board of Directors may at any time and from time to time alter, amend, suspend or terminate the Plan or any part thereof as it may deem proper, except that no such action shall diminish or impair the rights under an Option previously granted. Unless the shareholders of the Company shall have given their approval, the total number of shares for which Options may be issued under the Plan shall not be increased, except as provided in Section 5.3, and no amendment shall be made which reduces the price at which the Common Stock may be offered under the Plan below the minimum required by Section 7.3, except as provided in Section 5.3, or which materially modifies the requirements as to eligibility for participation in the Plan. Subject to the terms and conditions of the Plan, the Board of Directors may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options to the extent not theretofore exercised and authorize the granting of new Options in substitution therefor, except that no such action shall diminish or impair the rights under an Option previously granted without the consent of the Optionee.

           TERM OF PLAN

                  This Plan shall terminate on October 29, 2005; provided, however, that the Board of Directors may at any time prior thereto suspend or terminate the Plan.

           RIGHTS AS STOCKHOLDER

                  An Optionee shall have no rights as a stockholder of the Company with respect to any shares of Common Stock covered by an Option until the date of the issuance of the stock certificate for such shares.

           NO EMPLOYMENT RIGHTS

                  Nothing contained in this Plan or in any Option granted under the Plan shall confer upon any Optionee any right with respect to the continuation of such Optionee's employment by the Company or any Subsidiary or interfere in any way with the right of the Company or any Subsidiary, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of the Option.

           GOVERNING LAW

                  This Plan, and all Options granted under this Plan, shall be construed and shall take effect in accordance with the laws of the State of Colorado, without regard to the conflicts of laws rules of such State.

2934628_1.DOC

                           INCENTIVE STOCK OPTION AGREEMENT

OPTIONEE:
         -----------------------------------------------------

DATE OF GRANT:
              ------------------------------------------------



         AGREEMENT between Birner Dental Management Services, Inc. (the "Company"), and the above named Optionee ("Optionee"), an employee of the Company or a Subsidiary thereof.

         The Company and Optionee agree as follows:

                                Grant of Option.

         Optionee is hereby granted an Incentive Stock Option, within the meaning of Section 422 of the Code (the "Option"), to purchase Common Stock of the Company pursuant to the Birner Dental Management Services, Inc. 1995 Employee Stock Option Plan (the "Plan"). The Option and this Agreement are subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect. Any terms which are used in this Agreement without being defined and which are defined in the Plan shall have the meaning specified in the Plan.

                                 Date of Grant.

         The date of the grant of the Option is the date first set forth above, the date of the action by the Committee which administers the Plan (the "Committee") in granting the same.

                           Number and Price of Shares.

         The number of shares as to which the Option is granted is the number set forth in Schedule 3A to this Agreement. The purchase price per share is the amount set forth in Schedule 3B to this Agreement.

                                Expiration Date.

         Unless sooner terminated as provided in Section 10 of the Plan, the Option shall expire and terminate on the date set forth in Schedule 4 to this Agreement, and in no event shall the Option be exercisable after that date.

                               Manner of Exercise.

         Except as provided in this Agreement, the Option shall be exercisable, in whole or in part, from time to time, in the manner provided in Section 8 of the Plan.

                                Time of Exercise.

         The Option granted hereby shall become vested in and exercisable by Optionee in the installments, on the dates and subject to the conditions set forth in Schedule 6 to this Agreement; provided, however, that Optionee must have been continuously employed by the Company or a Subsidiary thereof from the date of grant of the Option until the date specified on Schedule 6 or until the conditions specified on Schedule 6 have been satisfied.

                          Stock Restriction Agreement.

         Upon exercise of the Option, the Optionee shall execute and deliver to the Company a Stock Restriction Agreement in substantially the form attached to this Agreement as Exhibit A. Execution and delivery of the Stock Restriction Agreement prior to the transfer or delivery of any shares and prior to the expiration of the option period shall be a condition precedent to the right to purchase such shares.

                          Nontransferability of Option.

         The Option is not transferable by Optionee other than by Will or the laws of descent and distribution, and the Option shall be exercisable during Optionee's lifetime only by Optionee. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the Option, the Option shall immediately become null and void.

                             Withholding for Taxes.

         The Company shall have the right to deduct from Optionee's salary any federal or state taxes required by law to be withheld with respect to the exercise of the Option or any disqualifying disposition of the Common Stock acquired upon exercise of the Option.

                                    Legends.

         Certificates representing Common Stock acquired upon exercise of this Option may contain such legends and transfer restrictions as the Company shall deem reasonably necessary or desirable, including, without limitation, legends restricting transfer of the Common Stock until there has been compliance with federal and state securities laws and until Optionee or any other holder of the Common Stock has paid the Company such amounts as may be necessary in order to satisfy any withholding tax liability of the Company resulting from a disqualifying disposition described in Section 422(a) of the Code.

                               Employee Benefits.

         Optionee agrees that the grant and vesting of the Option and the receipt of shares of Common Stock upon exercise of the Option will constitute special incentive compensation that will not be taken into account as "salary" or "compensation" or "bonus" in determining the amount of any payment under any pension, retirement, profit sharing or other remuneration plan of the Company.

                                   Amendment.

         Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew the Option, or accept the surrender of the Option to the extent not theretofore exercised and authorize the granting of new Options in substitution therefor, except that no such action shall diminish or impair the rights under the Option without the consent of the Optionee.

                                 Interpretation.

         The interpretations and constructions of any provision of and determinations on any question arising under the Plan or this Agreement shall be made by the Committee, and all such interpretations, constructions and determinations shall be final and conclusive as to all parties.

         Receipt of Plan.

         By entering into this Agreement, Optionee acknowledges (i) that he or she has received and read a copy of the Plan and (ii) that this Agreement is subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect.

                                 Governing Law.

         This Agreement shall be construed and shall take effect in accordance with the laws of the State of Colorado, without regard to the conflicts of laws rules of such State.

                                 Miscellaneous.

         This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto. If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto. All notices or other communications which are required to be given or may be given to either party pursuant to the terms of this Agreement shall be in writing and shall be delivered personally or by registered or certified mail, postage prepaid, to the address of the parties as set forth following the signature of such party. Notice shall be deemed given on the date of delivery in the case of personal delivery or on the delivery or refusal date as specified on the return receipt in the case of registered or certified mail. Either party may change its address for such communications by giving notice thereof to the other party in conformity with this Section 16.

         IN WITNESS WHEREOF, the Company by a duly authorized officer of the Company and Optionee have executed this Agreement on _____________, effective as of the date of grant.

                                      BIRNER DENTAL MANAGEMENT SERVICES, INC.

                                      By:
                                         ---------------------------------------

                                      Title:
                                            ------------------------------------

                                      Address:
                                              ----------------------------------


                                      OPTIONEE



                                      Address:
                                              ----------------------------------

                                    SCHEDULES
                                       TO
                        INCENTIVE STOCK OPTION AGREEMENT

Schedule

3A       Number of Shares of Stock:
         -------------------------  ------------------------

3B       Purchase Price per Share:
         ------------------------  -------------------------

4        Expiration Date:
         ---------------  ----------------------------------

6        Vesting Schedule:
         ----------------

        Date                          Number of Shares

                                      Which Become Exercisable

        ========                      =========
        ========                      =========
        ========                      =========
        ========                      =========
        ========                      =========



         Additional Conditions to Vesting: Notwithstanding the foregoing, no portion of the Option shall be vested and exercisable until the following conditions have been satisfied:

                           NONQUALIFIED STOCK OPTION AGREEMENT

OPTIONEE:
         --------------------------------------------

DATE OF GRANT:
              ---------------------------------------



         AGREEMENT between Birner Dental Management Services, Inc. (the "Company"), and the above named Optionee ("Optionee"), an employee of the Company or a Subsidiary thereof.

         The Company and Optionee agree as follows:

                                Grant of Option.

         Optionee is hereby granted a Nonqualified Stock Option (the "Option") to purchase Common Stock of the Company pursuant to the Birner Dental Management Services, Inc. 1995 Employee Stock Option Plan (the "Plan"). The Option is not intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code. The Option and this Agreement are subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect. Any terms which are used in this Agreement without being defined and which are defined in the Plan shall have the meaning specified in the Plan.

                                 Date of Grant.

         The date of the grant of the Option is the date first set forth above, the date of the action by the Committee which administers the Plan (the "Committee") in granting the same.

                           Number and Price of Shares.

         The number of shares as to which the Option is granted is the number set forth in Schedule 3A to this Agreement. The purchase price per share is the amount set forth in Schedule 3B to this Agreement.

                                Expiration Date.

         Unless sooner terminated as provided in Section 10 of the Plan, the Option shall expire and terminate on the date set forth in Schedule 4 to this Agreement, and in no event shall the Option be exercisable after that date.

                               Manner of Exercise.

         Except as provided in this Agreement, the Option shall be exercisable, in whole or in part, from time to time, in the manner provided in Section 8 of the Plan.

                                Time of Exercise.

         The Option granted hereby shall become vested in and exercisable by Optionee in the installments, on the dates and subject to the conditions set forth in Schedule 6 to this Agreement; provided, however, that Optionee must have been continuously employed by the Company or a Subsidiary thereof from the date of grant of the Option until the date specified on Schedule 6 or until the conditions specified on Schedule 6 have been satisfied.

                          Stock Restriction Agreement.

         Upon exercise of the Option, the Optionee shall execute and deliver to the Company a Stock Restriction Agreement in substantially the form attached to this Agreement as Exhibit A. Execution and delivery of the Stock Restriction Agreement prior to the transfer or delivery of any shares and prior to the expiration of the option period shall be a condition precedent to the right to purchase such shares.

                          Nontransferability of Option.

         The Option is not transferable by Optionee other than by Will or the laws of descent and distribution, and the Option shall be exercisable during Optionee's lifetime only by Optionee. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the Option, the Option shall immediately become null and void.

                             Withholding for Taxes.

         The Company shall have the right to deduct from Optionee's salary any federal or state taxes required by law to be withheld with respect to the exercise of the Option.

                                    Legends.

         Certificates representing Common Stock acquired upon exercise of this Option may contain such legends and transfer restrictions as the Company shall deem reasonably necessary or desirable, including, without limitation, legends restricting transfer of the Common Stock until there has been compliance with federal and state securities laws.

                               Employee Benefits.

         Optionee agrees that the grant and vesting of the Option and the receipt of shares of Common Stock upon exercise of the Option will constitute special incentive compensation that will not be taken into account as "salary" or "compensation" or "bonus" in determining the amount of any payment under any pension, retirement, profit sharing or other remuneration plan of the Company.

                                   Amendment.

         Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew the Option, or accept the surrender of the Option to the extent not theretofore exercised and authorize the granting of new Options in substitution therefor, except that no such action shall diminish or impair the rights under the Option without the consent of the Optionee.

                                 Interpretation.

         The interpretations and constructions of any provision of and determinations on any question arising under the Plan or this Agreement shall be made by the Committee, and all such interpretations, constructions and determinations shall be final and conclusive as to all parties.

                                Receipt of Plan.

         By entering into this Agreement, Optionee acknowledges (i) that he or she has received and read a copy of the Plan and (ii) that this Agreement is subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect.

                                 Governing Law.

         This Agreement shall be construed and shall take effect in accordance with the laws of the State of Colorado, without regard to the conflicts of laws rules of such State.

                                 Miscellaneous.

         This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto. If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto. All notices or other communications which are required to be given or may be given to either party pursuant to the terms of this Agreement shall be in writing and shall be delivered personally or by registered or certified mail, postage prepaid, to the address of the parties as set forth following the signature of such party. Notice shall be deemed given on the date of delivery in the case of personal delivery or on the delivery or refusal date as specified on the return receipt in the case of registered or certified mail. Either party may change its address for such communications by giving notice thereof to the other party in conformity with this Section 16.

         IN WITNESS WHEREOF, the Company by a duly authorized officer of the Company and Optionee have executed this Agreement on _____________, effective as of the date of grant.

                         BIRNER DENTAL MANAGEMENT SERVICES, INC.



                         By:
                            ----------------------------------------------------

                         Title:
                               -------------------------------------------------

                         Address:
                                 -----------------------------------------------


                         OPTIONEE


                         Address:
                                 -----------------------------------------------

                                    SCHEDULES
                                       TO
                       NONQUALIFIED STOCK OPTION AGREEMENT

Schedule

3A       Number of Shares of Stock:
         -------------------------  ------------------------

3B       Purchase Price per Share:
         ------------------------  -------------------------

4        Expiration Date:
         ---------------  ----------------------------------

6        Vesting Schedule:
         ----------------

        Date                          Number of Shares

                                      Which Become Exercisable

        ========                      =========
        ========                      =========
        ========                      =========
        ========                      =========
        ========                      =========


         Additional Conditions to Vesting: Notwithstanding the foregoing, no portion of the Option shall be vested and exercisable until the following conditions have been satisfied: